OCWEN

Investor Presentation
December 6-7, 2018

OCWEN

FORWARD-LOOKING STATEMENTS:

Our presentation contains certain forward-looking statements as defined under the federal securities laws, such as our statements relating to our expectations and strategies for our business, statements relating to our expectations of the results of our acquisition of PHH Corporation (PHH), statements relating to our cost re-engineering efforts and the other actions we believe are necessary for us to return to profitability and statements relating to the financial and other impacts of our agreements with New Residential Investment Corp. (NRZ). These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology, and include pro forma financial information presented solely for illustrative purposes. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Our business has been undergoing substantial change which has magnified such uncertainties. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: uncertainty related to claims, litigation, cease and desist orders and investigations brought by government agencies and private parties regarding our servicing, foreclosure, modification, origination and other practices, including uncertainty related to past, present or future investigations, litigation, cease and desist orders and settlements with state regulators, the Consumer Financial Protection Bureau (CFPB), State Attorneys General, the Securities and Exchange Commission (SEC), the Department of Justice or the Department of Housing and Urban Development (HUD) and actions brought under the False Claims Act by private parties on behalf of the United States of America regarding incentive and other payments made by governmental entities; adverse effects on our business as a result of regulatory investigations, litigation, cease and desist orders or settlements; reactions to the announcement of such investigations, litigation, cease and desist orders or settlements by key counterparties, including lenders, the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Government National Mortgage Association (Ginnie Mae); our ability to comply with the terms of our settlements with regulatory agencies and the costs of doing so; increased regulatory scrutiny and media attention; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; our ability to effectively manage our regulatory and contractual compliance obligations; our ability to comply with our servicing agreements, including our ability to comply with our agreements with, and the requirements of, Fannie Mae, Freddie Mac and Ginnie Mae and maintain our seller/servicer and other statuses with them; our ability to contain and reduce our operating costs; the adequacy of our financial resources, including our sources of liquidity and ability to sell, fund and recover advances, repay borrowings and comply with our debt agreements, including the financial and other covenants contained in them; our ability to timely transfer mortgage servicing rights under our agreements with NRZ; our ability to maintain our long-term relationship with NRZ under these arrangements; our ability to realize anticipated future gains from future draws on existing loans in our reverse mortgage portfolio; our servicer and credit ratings as well as other actions from various rating agencies, including the impact of prior or future downgrades of our servicer and credit ratings; our ability to successfully integrate PHH's business, and to realize the strategic objectives, synergies and other benefits of the acquisition at the time anticipated or at all, including our ability to integrate, maintain and enhance PHH's servicing, subservicing and other business relationships, including its relationship with NRZ; our ability to execute an effective chief executive officer leadership transition; as well as other risks detailed in Ocwen's and, prior to the merger closing, PHH's reports and filings with the SEC, including each of their respective annual reports on Form 10-K for the year ended December 31, 2017 and any current and quarterly reports since such date. Anyone wishing to understand Ocwen's business should review its and PHH's SEC filings. Ocwen's forward-looking statements speak only as of the date they are made and we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. Information contained in this presentation that reflects assumptions as to facts or circumstances may or may not reflect current or future facts or circumstances and may simplify certain variable or otherwise complex outcomes for purposes of presenting such information. Such information is presented solely for illustrative purposes and readers should not place undue reliance on information reflecting such assumptions. Ocwen may post information that is important to investors on its website.

NON-GAAP FINANCIAL MEASURES:

Our presentation contains certain non-GAAP financial measures, such as our references to Q2'18 adjusted expense annualized, available liquidity, adjusted operating expense, adjusted pre-tax income and cash flow from operations after adjustments. We believe these non-GAAP financial measures provide a useful supplement to discussions and analysis of our financial condition. We believe these non-GAAP financial measures provide an alternative way to view certain aspects of our business that is instructive. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Ocwen's reported results under accounting principles generally accepted in the United States. Other companies may use non-GAAP financial measures with the same or similar titles that are calculated differently to our non-GAAP financial measures. As a result, comparability may be limited. Further information may be found on Ocwen's website.

Key Updates since Q3'18 earnings call

- ✓ Update annual confirmed synergy run rate cost savings target to $145 million, up from $100 million most recently communicated
- ✓ Additional insight into synergy analysis staging and reasonableness of $200 million cost re-engineering target
- ✓ Timing of growth initiatives
- ✓ Introduction to non-agency origination product potential
- ✓ Announce allocation of current excess liquidity that may be used for opportunistic purchases of 2nd lien debt when trading at attractive returns

OCWEN

Investment Highlights

- 9th Largest Mortgage Servicer[a] with a strong track record of success as a leader in foreclosure prevention for at-risk and underserved consumers
- Core competencies in loss mitigation favor slowing economy, increasing consumer debt levels, GNMA and non-agency products
- Acquisition of PHH Corporation provides scale and planned transition to Black Knight MSP® serves as a catalyst for cost re-engineering and return to growth
- Intend to resume prudent and disciplined MSR acquisitions, agency cash window MSR purchases, correspondent lending purchases, and expand products for portfolio retention activities
- Path to profitability clearly laid out; integration on track and confirmed action plans to deliver $145 million (up from $100 million) of $200 million cost re-engineering target[b]
- Strong balance sheet and liquidity position to support growth, cost re-engineering and opportunistic repurchases of second lien debt at attractive returns
- Current valuation offers entry point at a substantial discount to book value… future potential for high single digit to low double digit ROEs assuming execution of integration, cost, growth and scale objectives and current market conditions

a) Combined Ocwen and PHH. Source: Inside Mortgage Finance, November 2, 2018
b) Over annualized, combined Q2'18 Ocwen and PHH operating expenses; does not include the costs necessary to achieve such savings

Deep and Focused Management Team

- **Glen A. Messina, President & Chief Executive Officer**
  - Joined Ocwen immediately following the closing of the acquisition of PHH Corporation
  - Most recently served as President and CEO of PHH, having previously held roles as CEO and CFO for various GE businesses, including GE's mortgage services business
- **John V. Britti, Executive Vice President & Chief Investment Officer**
  - With Ocwen since 2011, having previously held roles of CFO and Chief Risk Officer
  - Over 20 years in mortgage and financial services, including COO for mortgage insurer RMIC, Vice President at Freddie Mac and Capital One, and Senior Manager at McKinsey & Company
- **Timothy J. Yanoti, Executive Vice President & Chief Growth Officer**
  - Newly created role focused on restoring growth
  - Most recently served as Co-Chairman and President of American Financial Resources and previously held leadership positions at Fannie Mae, National City and GE Capital
- **Scott W. Anderson, Executive Vice President & Chief Servicing Officer**
  - With Ocwen since 1993
  - Assumed responsibility for Residential Loan Servicing operations in 2009

Leader in Mortgage Servicing

- 20+ years in loss mitigation innovation; completed approximately 800,000 loan modifications
- Proven success in curing delinquent MSR portfolios acquired at the height of the mortgage crisis
- Global platform and operations
- Service 1.7 million loans with $287 billion in UPB[(a)]
- $2.2 billon in originations[(b)]
- Two primary operating segments:

Servicing

- Service loans for FNMA, FHLMC, GNMA & PLS and whole loan investors
- Mix of owned MSRs and subservicing
- Industry leading mortgage modification capabilities
- Large scale operations with the ability to increase capacity through permissible MSR acquisitions

Originations

- One of the leading reverse mortgage originations platforms
- Forward originations focused on portfolio recapture; expanding products to maximize potential
- PHH acquisition enables resumption of MSR acquisitions and re-entry to correspondent and other lending channels

a) Combined Ocwen and PHH as of 9/30/18
b) Annualized 2018 volumes for Ocwen and PHH as of 6/30/18, including reverse

Our near term goal is returning to profitability in the shortest time frame possible while executing a robust and prudent integration process

OCWEN

Phase 1 Initiatives

- Execute the integration to create value
- Re-engineer our cost structure
- Establish funding for growth
- Replenish portfolio runoff and restore growth focus
- Fulfill regulatory commitments and resolve remaining legacy matters

Phase 2 Initiatives

- Digitize our business model
- Diversify our business model leveraging our core competencies
- Rebuild our reputation and demonstrate that Ocwen is a transformed company

Management is focused on identifying and confirming incremental cost improvement opportunities

- Initial views represented outside-in estimates for anticipated redundancies and areas with more predictable efficiency improvement potential
- Incremental synergy opportunities driven by continued analysis of underlying business processes following the closing of the acquisition
- Management continues to seek cost improvement opportunities and will continue to provide updates to the market
- Synergy amounts represent annual run rates over annualized, combined Q2'18 Ocwen and PHH operating expenses, and do not include the costs necessary to achieve such savings



Identified Opportunities (Date Announced)
Cost Re-engineering Target
$ in Millions
$50
$100
$145
$200
$55
Feb-18(a)
Jul-18(a)
Dec-18
Target(b)

$95 million increase in estimated cost synergies since initially communicated

a) As previously disclosed on February 28, 2018 and July 26, 2018, respectively
b) Previous announced synergy target of $100 million plus target of additional $100 million in yet to be identified savings, as announced in Ocwen's Q3'18 earnings on November 6, 2018

PHH acquisition represents a catalyst for cost re-engineering to be realized 12-18 months from acquisition date[e]

OCWEN

$ in Millions



$896
$268
$628
$704
$76
$628
~$200
OCN + PHH 2Q'18 Adjusted Expenses Annualized(a)
OCN + PHH Porfolio (marginal cost)
OCN
PHH

Cost re-engineering target based on retaining only marginal cost of PHH servicing and originations [b][c][d]

- PHH Servicing = 586,609 loans x $93 cost per loan = $55 million
- PHH Originations = 831 Q2'18 funded loans x 4 x $6,554 cost per loan = $22 million
- Total Marginal Cost for PHH portfolio = $76 million

Four Step Approach to Cost Re-engineering

- Step 1 – Basic Combination Synergies
  - Redundant staffing, systems, vendors
- Step 2 – Organization optimization
  - Best people, process, technology
  - Span and layers
  - Off-shore rationalization
  - Strategic sourcing
  - Facilities rationalization
- Step 3 – Best Practice Benchmarking
- Step 4 – Digitization

$145 million Identified
Targeting 90% Realized by 4Q'19

a) See reconciliation on slide 14 for Q2'18 adjusted expenses annualized for OCN ($628) and PHH ($268), respectively
b) Loans serviced and Q2'18 originations from PHH Q2'18 10Q
c) Estimated marginal cost to service per loan for mid to large servicers using 2017 MBA Servicing Operations Study
d) Estimated marginal cost to originate calculated using direct loan production expenses from the Q2'18 Quarterly Mortgage Bankers Performance Report (MBA)
e) This slide provides a model that we used as part of developing our cost target. There can be no assurance that our target will be realized or exceeded in the anticipated timeframe or at all

PHH acquisition enables return to growth… pursuing multiple avenues to replenish portfolio and grow

OCWEN

Targeting $35 billion in UPB additions to replenish portfolio runoff

- Resuming portfolio acquisition activities in Q1'19
- Re-entering correspondent lending; targeting Q2'19
- Adding non-agency products suite for portfolio retention; targeting Q2'19
- Opportunistic execution of up to $17 billion in call rights
- Prudent and disciplined approach given easing of regulatory restrictions

$ UPB in Billions



$400
$35
Q3'18 Bulk MSRs Traded Annualized(a)
OCN Target

Growth target less than 10% of current bulk MSR market trading volume

- Declining originations margins driving originators to sell MSR holdings
- Originators expected to retain less MSRs
- GNMA scrutiny of servicer liquidity should favor large scale servicers
- OCN loss mitigation capabilities aligned with needs of growing non-agency market

a) Source: Inside Mortgage Finance disclosure for Q3'18 bulk MSR sales of $138.9 billion, including $31.9 billion related to the Citizens-Franklin deal

Non-agency product pilot indicates potential increase in recapture rates



100%
60%
Non-agency Opportunity
30%
8%
Total Applications with intent to close
Agency Eligible
Non-Agency Eligible as Submitted
Non-Agency Guideline Eligible with Exception

- An estimated 40% of total recapture applications with intent to close do not qualify for agency products
- A non-agency product pilot conducted in Q3'18 indicates that 30% of the applications with intent to close would have been eligible for a non-agency program
- An additional 8%, while not immediately eligible for a non-agency product, may have qualified with additional documentation or information for a waiver
- Operational and systems readiness and personnel training expected in Q1'19
- Full roll-out expected in Q2'19

Robust and prudent integration process on track… expect to complete servicing systems conversion 9-12 months from closing

OCWEN

Structured and rigorous integration oversight process

- Integration managed through 17 individual work streams.. teams fully staffed and executing
- Integration management organization in place… dedicated project managers supporting each team
- Each work stream has milestone plan… regular review cadence by Senior leadership and Board
- Key constituents… clients, investors, regulators updated on progress
- Servicing operations benchmarked 163 individual process to determine best practice
- Rigorous preparation and protocols to minimize customer impact
- Multiple loan boarding test cycles completed… zero defects in last test cycle

High level Timeline and milestone plan

- Three successful data tests and small test loan transfer completed
- Q1 2019 – Begin GSE/GNMA loan transfers
- Q2 2019 – Begin PLS Loan transfers
- Q3 2019 – Complete loan transfers
- Q4 2019 into Early 2020 – Complete integration and realize synergies

Update on estimated bargain purchase gain

OCWEN

- We estimate that we will recognize a bargain purchase gain, net of tax, of approximately $76 million in connection with the acquisition.[a] The gain results from the fair value of net assets exceeding the purchase price we paid. The purchase price we negotiated contemplated PHH could continue to incur losses. To the extent those losses are realized after the acquisition date (October 4, 2018), they will be included in our consolidated statements of operations
- Combined consolidated equity on the acquisition date after accounting for purchase accounting adjustments is estimated to be approximately $633 million
- In a business combination, the initial allocation of the purchase price is considered preliminary and therefore subject to change until the end of the measurement period (not to exceed one year from the acquisition date). Because the measurement period is still open, certain fair value estimates may change once all information necessary to make a final fair value assessment has been received

a) The bargain purchase gain as of the acquisition date of October 4, 2018 will differ from the bargain purchase gain to be included in the Company's 8-K filing that includes pro-forma financial information as required under Article 11 of SEC Rule S-X. The bargain purchase gain reflected above represents the Company's best estimate of that amount as of the closing date in accordance with GAAP. The bargain purchase gain included in the Company's pro-forma filing is based on financial information as of June 30, 2018 and does not consider the results of operations of PHH from that date until the closing on October 4th. Additionally, under Article 11, certain adjustments to PHH's financial information were made that would not be reflected in a GAAP presentation. These differences could be material. The pro forma financial information required in connection with this business combination will be filed on or before December 21, 2018.

Q2 2018 Adjusted Expenses Annualized Summary

($ in millions)

Expense Overview

		Q2 2018			
		OCN	**PHH**	**OCN + PHH**	**Comments**
I	**Expenses**	**206**	**71**	**277**	*Source: OCN / PHH 10Q*
II	Deduction of MSR FV Change	(33)	-	(33)	*PHH reports MSR FV change as a revenue offset rather than in expenses*
III	**Expenses Excluding MSR FV Change (I+II)**	**173**	**71**	**244**	
	Adjustments				
	Restructuring Costs	(5)	(2)	(7)	
	Legal and Regulatory Fees	(2)	(2)	(4)	
	CFPB/State Matter Expense	(5)	-	(5)	
	NRZ Consent Expenses	(1)	-	(1)	
	PHH Transaction Expenses	(2)	-	(2)	
IV	**Total Adjustments to Expenses**	**(16)**	**(4)**	**(20)**	*Source: OCN Q3'18 Earnings Deck, PHH Press Release*
V	**Adjusted Expenses Excluding MSR FV Change (III+IV)**	**157**	**67**	**224**	
	Q2'18 Adjusted Expenses Annualized (Non-GAAP)	**628**	**268**	**896**	